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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of ESS Technology, Inc. of our report dated January 17, 1997 appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ PRICE WATERHOUSE LLP
----------------------------
Price Waterhouse LLP
San Jose, California
June 19, 1997